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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 17, 2000


                     FINANCIAL ASSET SECURITIES CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-84929                  06-1442101
           --------                  ---------                  ----------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)            Identification No.)


       600 Steamboat Road
     Greenwich, Connecticut                                       92618
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      (Address of Principal                                     (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700
                                                       -------------







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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                    Description
-----------          -----------                    -----------

1                    5.1                            Opinion and Consent of
                                                    Thacher Proffitt & Wood.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 17, 2000

                                        FINANCIAL ASSET SECURITIES
                                        CORPORATION


                                        By:      /s/ Frank Skibo
                                                 -------------------------
                                        Name:    Frank Skibo
                                        Title:   Vice President







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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                     Description
------            -----------                     -----------

1                 5.1                             Opinion and Consent of Counsel